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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 30, 1996






                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



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
    Delaware                             0-20606                              11-2310352
    --------                           -----------                            ----------
(State or other                      (Commission File                          (Employer
jurisdiction of                           Number)                            Identification
 incorporation)                                                                  Number)

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              2930 Washington Boulevard, Baltimore, Maryland 21230
              ----------------------------------------------------
                    (Address of principal executive offices)



                                 (410) 646-7373
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
                        (Former name or former address,
                         if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Capstone Pharmacy Services, Inc. (the "Registrant") reports the following acquisition:

         On July 30, 1996, Registrant funded and closed (effective July 29,
1996) the $150 million acquisition of the institutional pharmacy services business of Symphony Pharmacy Services, Inc. ("Symphony"), a subsidiary of Integrated Health Services, Inc. ("IHS"). The Registrant acquired the assets of Symphony through arms-length negotiations with IHS. Prior to this transaction, no material relationship existed between Symphony or IHS and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

         The consideration for the Symphony acquisition was comprised of $125 million in cash and $25 million in common stock of the Registrant priced based on the 20 day average closing price ending three days prior to closing. The Registrant financed the cash portion of the Symphony Acquisition with a $25 million investment by Counsel Corporation, an Ontario, Canada Corporation that beneficially owns 34.3% of the outstanding common stock of the Registrant, and with the proceeds from a $100 million bridge loan made by Bankers Trust Company and Canadian Imperial Bank of Commerce as co-agents and lenders.

         The Registrant intends to continue Symphony operations through a subsidiary created for the acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of the business acquired. It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (b) Pro forma financial information. It is impracticable at this time to provide the required pro forma financial information of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (c) Exhibits. The exhibit filed as a part of this report is listed in the Index to Exhibits immediately following the signature page.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPSTONE PHARMACY SERVICES, INC.


                                        By:  /s/ Donald W. Hughes
                                             -------------------------------
                                             Vice-President,
                                             Chief Financial Officer
                                             and Secretary

Date:    August 14, 1996

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                                EXHIBIT INDEX

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Exhibit                                                         Sequential
Number        Description                                      Numbered Page
- --------      -----------                                      -------------

   2. Form of Asset Purchase Agreement among Integrated Health Services, Inc., Symphony Pharmacy Services, Inc., various of its subsidiaries and the Registrant (incorporated by reference to the Form 8-K dated July 18, 1996 filed by the Registrant)*
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